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                               WHIDBEY ISLAND BANK
                        INCENTIVE STOCK OPTION AGREEMENT


        THIS AGREEMENT is entered into by and between Whidbey Island Bank (the "Bank") and _________________ ("Employee"). The Bank and Employee agree as follows:

        Pursuant to the Bank's Employee Stock Option Plan as presently in effect (the "Plan"), the Bank hereby grants to Employee an irrevocable incentive stock option to purchase ___ shares of common stock (par value $20.00 per share) of the Bank at an option price of $___ per share, payable in cash.

        The date of grant of this option is ________________. This option shall terminate on __________________, unless sooner terminated by reason of death, disability or other termination of status as an employee, as provided in the Plan.

        This option shall become exercisable (i.e., vest) subject to the provisions of the Plan, as follows: in 20% portions (i.e., __ shares) on each succeeding anniversary of the date of grant. From the date that this option (or any portion thereof) first becomes exercisable through the date of its termination, Employee may exercise it, in whole or in part at any time and from time to time. This option may only be exercised if it is exercised in the manner provided by the Plan. Exercise must be by actual delivery to the Bank of a written notice of exercise signed by Employee specifying the number of shares and option price and accompanied by payment of the full amount of the option price.

        All of the terms and conditions of the Plan are incorporated by this reference as part of this Agreement as if such terms and conditions had been included in this Agreement.

        EXECUTED as of _________________.

EMPLOYEE:                                   BANK:

                                            WHIDBEY ISLAND BANK


-----------------------                     ---------------------------------
___________________                         Name:
                                            Title:

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                              WHIDBEY ISLAND BANK
                      NONQUALIFIED STOCK OPTION AGREEMENT


      THIS AGREEMENT is entered into by and between Whidbey Island Bank (the "Bank") and _______________ ("Employee"). The Bank and Employee agree as follows:

      Pursuant to the Bank's Employee Stock Option Plan as presently in effect (the "Plan"), the Bank hereby grants to Employee an irrevocable nonqualified stock option to purchase ___ shares of common stock (par value $20.00 per share) of the Bank at an option price of $___ per share, payable in cash.

      The date of grant of this option is _________________. This option shall terminate on _________________, unless sooner terminated by reason of death, disability or other termination of status as an employee, as provided in the Plan.

      This option shall become exercisable (i.e., vest) on ________________. From the date that this option first becomes exercisable through the date of its termination, Employee may exercise it, in whole or in part at any time and from time to time. This option may only be exercised if it is exercised in the manner provided by the Plan. Exercise must be by actual delivery to the Bank of a written notice of exercise signed by Employee specifying the number of shares and option price and accompanied by payment of the full amount of the option price.

      All of the terms and conditions of the Plan are incorporated by this reference as part of this Nonqualified Stock Option Agreement as if such terms and conditions had been included in this Agreement.

EXECUTED as of _________________.


EMPLOYEE:                              BANK:

                                       WHIDBEY ISLAND BANK


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__________________________             Edwin Sherman
                                       Chairman of hte Board